ACCOUNTS PAYABLE AND OTHER - Narrative (Details) $ in Millions	12 Months Ended
	Dec. 31, 2020	Dec. 31, 2019 USD ($)
Subclassifications of assets, liabilities and equities [abstract]
Increase (decrease) in net defined benefit liability (asset)		$ 149
Actuarial assumption of discount rates	2.00%	3.00%
Percentage increase in rate of compensation	1.00%	2.00%
Actuarial assumption of expected rates of investment	0.03	0.06